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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 26, 2004
                                                ------------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)



        New York                     333-71033                   22-3442024
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                    85 Broad Street, New York, New York 10004
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                    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code      (212) 902-1000
                                                  --------------------


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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

               Attached as exhibits are certain Structural and Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates").

               The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheets by reference in the Registration Statement.

               The Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of Structural and Collateral Term Sheets.





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Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

(99.1) Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series
                                        2004-C1.




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SIGNATURES
----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2004


                                              GS MORTGAGE SECURITIES
                                                  CORPORATION II



                                              By: /s/ Leo Huang
                                                 -------------------------------
                                                 Name: Leo Huang
                                                 Title: Vice President

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                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------

(99.1)                Structural and Collateral Term Sheets             (E)
                      prepared by Goldman, Sachs & Co.,
                      Greenwich Capital Markets, Inc., Banc of
                      America Securities LLC, Merrill Lynch,
                      Pierce, Fenner & Smith Incorporated and
                      Wachovia Capital Markets, LLC in
                      connection with GS Mortgage Securities
                      Corporation II, Commercial Mortgage
                      Pass-Through Certificates, Series 2004-C1.